UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2022

PROVIDENT ACQUISITION CORP.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-39860	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 11C/D, Kimley Commercial Building
142 – 146 Queen’s Road Central
Hong Kong	00000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 852 2467 0338

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	PAQC	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PAQCW	Nasdaq Capital Market
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PAQCU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

On March 3, 2022, Provident Acquisition Corp., an exempted company incorporated with limited liability under the laws of Cayman Islands (“Provident”) entered into an Agreement and Plan of Merger (the “Business Combination Agreement”) with Perfect Corp., an exempted company incorporated with limited liability under the laws of Cayman Islands (“Perfect”), Beauty Corp., an exempted company incorporated with limited liability under the laws of Cayman Islands and a wholly-owned subsidiary of Perfect (“Merger Sub 1”) and Fashion Corp., an exempted company incorporated with limited liability under the laws of Cayman Islands and a wholly-owned subsidiary of Perfect (“Merger Sub 2”), pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, (i) Merger Sub 1 will merge with and into Provident (the “First Merger”), with Provident surviving the First Merger as a wholly-owned subsidiary of Perfect, and (ii) immediately after the consummation of the First Merger, Provident (as the surviving company of the First Merger) will merge with and into Merger Sub 2 (the “Second Merger” and together with the First Merger, collectively, the “Mergers”), with Merger Sub 2 surviving the Second Merger as a wholly-owned subsidiary of Perfect (the “Business Combination”).

The Business Combination

Pursuant to the Business Combination Agreement and subject to the approval of the Provident shareholders, among other things, (i) immediately prior to the effective time of the First Merger (the “First Merger Effective Time”), each Class B ordinary share of Provident, par value $0.0001 per share (“Provident Class B Ordinary Shares”), outstanding immediately prior to the First Merger Effective Time will be automatically converted into a number of Class A ordinary shares of Provident, par value $0.0001 per share (“Provident Class A Ordinary Shares”) in accordance with the articles of association of Provident then effective, and, after giving effect to such automatic conversion, at the First Merger Effective Time and as a result of the First Merger, (a) each issued and outstanding Provident Class A Ordinary Share (other than the Provident Dissenting Shares (as defined below)) will be cancelled in exchange for the right to receive one Class A ordinary share of Perfect, par value $0.10 per share (“Perfect Class A Ordinary Share”) after giving effect to the Recapitalization (as defined below), and (b) each issued and outstanding Provident Class A Ordinary Share that is held by any person who has validly exercised and not effectively withdrawn or lost their right to dissent from the First Merger in accordance with Section 238 of the Companies Act (As Revised) of the Cayman Islands (“Provident Dissenting Share”) will be cancelled and carry no right other than the right to receive the payment of the fair value of such Provident Dissenting Share determined in accordance with Section 238 of the Companies Act (As Revised) of the Cayman Islands, and (ii) each issued and outstanding warrant of Provident sold to the public and to Provident Acquisition Holdings Ltd., a Cayman Islands exempted company with limited liability (“Sponsor”), in a private placement in connection with Provident’s initial public offering (“Provident Warrants”) will be converted into a corresponding warrant exercisable for Perfect Class A Ordinary Shares (“Perfect Warrants”).

Immediately prior to the First Merger Effective Time, (i) the amended and restated memorandum and articles of association of Perfect (“Listing A&R AoA”) will be adopted and become effective, and (ii) Perfect will effect a share combination such that each common share of Perfect, par value $0.10 per share, and each preferred share of Perfect, par value $0.10 per share (collectively, the “Pre-Recapitalization Perfect Shares”) (whether issued and outstanding or authorized but unissued) immediately prior to the First Merger Effective Time, will be consolidated into a number of shares equal to the Combination Factor (as defined below), and upon such share combination, (a) each resulting share held by any person other than DVDonet.com. Inc., Golden Edge Co., Ltd., World Speed Company Limited and Alice H. Chang (collectively, the “Founder Parties”) will be repurchased and cancelled by Perfect in exchange for the issuance of one Perfect Class A Ordinary Share, and (b) each resulting share that is held by the Founder Parties will be repurchased and cancelled by Perfect in exchange for the issuance of one Class B ordinary share of Perfect, par value $0.10 per share (“Perfect Class B Ordinary Share”, and together with Perfect Class A Ordinary Shares, the “Perfect Ordinary Shares”) (items (i) through (ii), the “Recapitalization”). Pursuant to the Listing A&R AoA, each Perfect Class A Ordinary Share will have one vote and each Perfect Class B Ordinary Share will have ten votes.

The “Combination Factor” is a number resulting from dividing the Per Share Perfect Equity Value by $10.00. The “Per Share Perfect Equity Value” is obtained by dividing (i) the equity value of Perfect (being $1,010,000,000) by (ii) the aggregate number of Pre-Recapitalization Perfect Shares that are issued and outstanding immediately prior to the Recapitalization. Upon the Recapitalization, each Perfect Ordinary Share will have a value of $10.00.

The Business Combination has been approved by the boards of directors of both Provident and Perfect.

Conditions to Closing

The consummation of the Business Combination is conditioned upon, among other things: (i) receipt of the required approval by the Provident shareholders; (ii) receipt of the required approval by the Perfect shareholders; (iii) after giving effect to the exercise of the redemption rights of the Provident shareholders (the “Provident Shareholder Redemption”), Merger Sub 2 (as the surviving company of the Mergers) having at least $5,000,001 of net tangible assets immediately after the consummation of the Business Combination; (iv) the absence of any law or governmental order enjoining, prohibiting or making illegal the consummation of the Business Combination; (v) the approval for listing of Perfect Class A Ordinary Shares and Perfect Warrants to be issued in connection with the Business Combination on the Nasdaq Stock Market (“Nasdaq”) immediately following the Closing (as defined in the Business Combination Agreement); (vi) effectiveness of the Registration Statement (as defined below) in accordance with the Securities Act of 1933, as amended (the “Securities Act”) and the absence of any stop order issued by the U.S. Securities and Exchange Commission (the “SEC”) with respect to the Registration Statement; and (vii) completion of the Recapitalization in accordance with the terms of the Business Combination Agreement.

The obligations of Perfect, Merger Sub 1 and Merger Sub 2 to consummate the Business Combination are also conditioned upon, among other things: (i) the accuracy of the representations and warranties of Provident (subject to certain materiality standards set forth in the Business Combination Agreement); (ii) material compliance by Provident with its pre-closing covenants; (iii) the funds contained in Provident’s trust account (after giving effect to the Provident Shareholder Redemption), together with the aggregate amount of proceeds from the PIPE Financing (as defined below) and from the transactions pursuant to the forward purchase agreements that were entered into in connection with Provident’s initial public offering (the “Forward Purchase Agreements”), equaling or exceeding $125,000,000; and (iv) the absence of any event since the date of the Business Combination Agreement that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Provident to timely consummate the Business Combination.

The obligations of Provident to consummate the Business Combination is also conditioned upon, among other things: (i) the accuracy of the representations and warranties of Perfect (subject to certain materiality standards set forth in the Business Combination Agreement); (ii) material compliance by Perfect with its pre-closing covenants; and (iii) the absence of any event since the date of the Business Combination Agreement that has had, or would reasonably be expected to have, a material adverse effect on the business, results of operations or financial condition of Perfect and its subsidiaries, taken as a whole (subject to certain exceptions set forth in the Business Combination Agreement).

Covenants

The Business Combination Agreement includes customary covenants of the parties thereto with respect to operation of their respective businesses prior to consummation of the Business Combination and efforts to satisfy conditions for the consummation of the Business Combination. The Business Combination Agreement also contains additional covenants of the parties, including, among others, (i) a covenant providing for Provident and Perfect to cooperate in the preparation of the Registration Statement on Form F-4 required to be prepared in connection with the Business Combination (the “Registration Statement”), (ii) covenants requiring Provident to call, convene and hold an extraordinary general meeting of the Provident shareholders (the “Provident Extraordinary General Meeting”) to consider and vote upon the Business Combination and to provide the Provident shareholders with the opportunity to effect a Provident Shareholder Redemption in connection therewith as promptly as reasonably practicable following the date that the Registration Statement is declared effective by the SEC under the Securities Act, (iii) covenants requiring Perfect to obtain the approval of the Business Combination by the Perfect shareholders as expeditiously as possible after the effectiveness of the Registration Statement, and (iv) covenants prohibiting Provident and Perfect from, among other things, soliciting or negotiating with third parties regarding alternative transactions and agreeing to certain related restrictions.

Representations and Warranties

The Business Combination Agreement contains representations and warranties of Perfect, relating, among other things, to corporate organization; the authorization, performance and enforceability against Perfect of the Business Combination Agreement; required consents and filings; absence of conflicts; Perfect’s subsidiaries; capitalization of Perfect and its subsidiaries; financial statements; absence of undisclosed liabilities; absence of changes; litigation; compliance with laws; material contracts; intellectual property; data privacy and security; employee benefits; labor matters; tax matters; insurance; real property; environmental matters; related party transactions; vendors; customers; anti-corruption; information supplied for inclusion in the Registration Statement; and broker’s fees.

The Business Combination Agreement contains representations and warranties of Provident, relating to, among other things, corporate organization; the authorization, performance and enforceability against Provident of the Business Combination Agreement; required consents and filings; absence of conflicts; litigation; capitalization; undisclosed liabilities; reports filed with the SEC, financial statements and internal controls; listing and compliance with Nasdaq rules; information supplied for inclusion in the Registration Statement and Proxy Statement; trust account; absence of changes; compliance with laws; material contracts; employees and employee benefits plans; properties; related party transactions; tax matters; PIPE Financing; anti-corruption; independent investigation; and broker’s fees.

The representations and warranties made in the Business Combination Agreement will not survive the consummation of the Mergers.

Perfect Shareholder Earnout

The Business Combination Agreement provides that, from and after the Closing Date (as defined in the Business Combination Agreement) until the fifth anniversary of the Closing Date (the “Earnout Period”), promptly (but in any event within fifteen (15) Business Days) after the occurrence of any Shareholder Earnout Event (as defined below). Perfect will issue up to an aggregate of 10,000,000 Perfect Class A and Perfect Class B Ordinary Shares (the “Shareholder Earnout Shares”) to certain persons who are Perfect’s shareholders immediately prior to the First Merger Effective Time (the “Shareholder Earnout Participants”) in accordance with each such Shareholder Earnout Participant’s Pro Rata Portion (as defined below). Subject to the terms and conditions contemplated by the Business Combination Agreement, 3,000,000, 3,000,000 and 4,000,000 of the Shareholder Earnout Shares are issuable if over any twenty (20) trading days within any thirty (30) trading day period during the Earnout Period the daily volume-weighted average price of the Perfect Class A Ordinary Shares is greater than or equal to $11.50, $13.00 and $14.50, respectively (each, a “Shareholder Earnout Event”), provided that such Shareholder Earnout Participant holds more than 1% of Perfect’s fully diluted share capital at the time of the applicable Shareholder Earnout Event. “Pro Rata Portion” means, with respect to each Shareholder Earnout Participant entitled to Shareholder Earnout Shares in connection with a Shareholder Earnout Event, a number of Perfect Ordinary Shares equal to the quotient obtained by dividing (i) the aggregate number of Perfect Ordinary Shares held by such Shareholder Earnout Participant at the time of such Shareholder Earnout Event by (ii) the aggregate number of Perfect Ordinary Shares held by all Shareholder Earnout Participants entitled to Shareholder Earnout Shares in connection with such Shareholder Earnout Event at the time of the occurrence of such Shareholder Earnout Event.

In the event that, during the Earnout Period, there is a Change of Control (as defined in the Business Combination Agreement) (or a definitive agreement providing for a Change of Control has been entered into prior to the expiration of the Earnout Period and such Change of Control is ultimately consummated) or any liquidation, bankruptcy or similar proceeding of Perfect, then any Shareholder Earnout Shares that have not been previously issued by Perfect (whether or not previously earned) will be deemed earned and will be issued by Perfect to the Shareholder Earnout Participants upon the occurrence of such event, unless, in the case of a Change of Control, the value of the consideration to be received by the holders of Perfect Ordinary Shares in such transaction is less than the share price threshold applicable to the applicable Shareholder Earnout Event.

Equity Incentive Plan

The board of directors of Perfect adopted the Perfect Corp. 2021 Stock Compensation Plan (the “Perfect Equity Incentive Plan”) on December 13, 2021, which will remain in effect after the consummation of the Business Combination, subject to appropriate adjustment in connection with the Recapitalization. Upon the consummation of the Recapitalization, each option that is outstanding and unexercised immediately prior to the Recapitalization to purchase Pre-Recapitalization Perfect Shares granted under the Perfect Equity Incentive Plan prior to the First Merger Effective Time (each, a “Perfect Option”), whether or not vested or unvested, will be adjusted into an option to purchase Perfect Class A Ordinary Shares (in the case the holder thereof is not a Founder Party) or Perfect Class B Ordinary Shares (in the case the holder thereof is a Founder Party). Each such adjusted option will be exercisable for that number of Perfect Class A Ordinary Shares or Perfect Class B Ordinary Shares, as applicable, determined by multiplying the number of Pre-Recapitalization Perfect Shares subject to such Perfect Option immediately prior to the Recapitalization by the Combination Factor, which product will be rounded down to the nearest whole number of shares, at a per share exercise price determined by dividing the per share exercise price of such Perfect Option immediately prior to the Recapitalization by the Combination Factor, which quotient will be rounded up to the nearest whole cent.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to Closing, including: (i) by written consent of all parties to the Business Combination Agreement ; (ii) by either Provident or Perfect if the consummation of the Mergers is permanently enjoined, prohibited, deemed illegal or prevented by a final, non-appealable governmental order; (iii) by either Provident or Perfect if the Closing has not occurred on or before December 31, 2022 (the “Termination Date”); (iv) by either Provident or Perfect upon a breach of any representation, warranty, covenant or agreement set forth in the Business Combination Agreement by the other party if such breach gives rise to a failure of certain closing conditions to be satisfied and cannot be or has not been cured within thirty days following the receipt of notice from the non-breaching party (or any shorter period of the time that remains between the delivery of such notice and the Termination Date); or (v) by either Provident or Perfect if the Provident shareholder approval is not obtained at the Provident Extraordinary General Meeting (subject to any permitted adjournment or postponement).

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K (the “Current Report”) as Exhibit 2.1 and the terms of which are incorporated by reference herein.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Provident’s public disclosures.

PIPE Financing

Concurrently with the execution of the Business Combination Agreement, certain investors (the “PIPE Investors”) entered into certain share subscription agreements (each, a “PIPE Subscription Agreement”) pursuant to which the PIPE Investors have committed to subscribe for and purchase Provident Class A Ordinary Shares at $10.00 per share for an aggregate purchase price of $50,000,000 (the “PIPE Financing”). Under the PIPE Subscription Agreements, the obligations of the parties to consummate the PIPE Financing are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others, (i) the absence of a legal prohibition on consummating the PIPE Financing, (ii) all conditions precedent under the Business Combination Agreement having been satisfied or waived, (iii) the accuracy of representations and warranties in all material respects and (iv) material compliance with covenants.

At the First Merger Effective Time, each Provident Class A Ordinary Share issued in the PIPE Financing will be treated the same as the other issued and outstanding Provident Class A Ordinary Shares and be cancelled in exchange for the right to receive one Perfect Class A Ordinary Share. Perfect has agreed to register the resale of such Perfect Class A Ordinary Shares pursuant to a registration statement that must be filed on or prior to the Closing Date (but not prior to the date when the Registration Statement is declared effective).

The form of the PIPE Subscription Agreements is attached hereto as Exhibit 10.1, and is incorporated herein by reference, and the foregoing description of the PIPE Financing and the PIPE Subscription Agreements is qualified in its entirety by reference thereto.

Certain Related Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, Perfect, Provident and Sponsor entered into a letter agreement (the “Sponsor Letter Agreement”), pursuant to which Sponsor agreed to, among other things, (i) attend the Provident Extraordinary General Meeting to establish a quorum for the purpose of approving the Business Combination, and (ii) vote the Provident Class B Ordinary Shares, and any other Provident securities acquired by Sponsor in favor of approving the transactions contemplated by the Business Combination Agreement.

Under the Sponsor Letter Agreement, Sponsor, in its capacity as the holder of at least a majority of the Provident Class B Ordinary Shares in issue, has agreed to waive any anti-dilution adjustment to the conversion ratio between Provident Class B Ordinary Shares and Provident Class A Ordinary Shares set forth in Article 17.3 of Amended and Restated Memorandum and Articles of Association of Provident, adopted by special resolution dated January 5, 2021 and effective on and from January 7, 2021 (the “Provident Governing Document”) that may result from the issuance of Provident Class A Ordinary Shares in connection with the PIPE Financing. However, such waiver does not cover any adjustment to the conversion ratio that may result from the closing of purchase of Provident Class A Ordinary Shares and Provident Warrants pursuant to the Forward Purchase Agreements (the “Forward Purchase Financing”). In addition, to the extent that, after giving effect to the adjustment to the conversion ratio under the Provident Governing Document as described in the foregoing sentences, the adjusted conversion ratio is less than the sum of (i) one plus (ii) the quotient of (a) the aggregate number of Provident Class A Ordinary Shares issued in the Forward Purchase Financing divided by (b) 23,000,000 (such sum, the “Target Conversion Ratio”), Perfect will issue, immediately prior to the First Merger Effective Time but after the Recapitalization, to each holder of Provident Class B Ordinary Shares as of immediately prior to the First Merger Effective Time such number of Perfect Class A Ordinary Shares that would make the total number of Perfect Class A Ordinary Shares held by such holder immediately after the First Merger Effective Time equal to an amount that such holder would hold if the Provident Class B Ordinary Shares had been converted into Provident Class A Ordinary Shares at the Target Conversion Ratio immediately prior to the First Merger Effective Time.

The Sponsor Letter Agreement also provides that 25.90333% of the Perfect Class A Ordinary Shares held by Sponsor as of immediately after the First Merger Effective Time (the “Forfeited Shares”) will be forfeited and cancelled for no consideration immediately after, and contingent upon, the Closing. Subject to the terms and conditions contemplated by the Sponsor Letter Agreement, upon the occurrence of a Sponsor Earnout Event (as defined below) during the Earnout Period, Perfect will issue Perfect Class A Ordinary Shares of up to an aggregate number equal to 68.74994% of the amount of the Forfeited Shares (the “Sponsor Earnout Shares”) to Sponsor, with (i) 50% of the Sponsor Earnout Shares issuable if over any twenty (20) trading days within any thirty (30) trading day period during the Earnout Period the daily volume-weighted average price of the Perfect Class A Ordinary Shares is greater than or equal to $11.50, and (ii) 50% of the Sponsor Earnout Shares issuable if over any twenty (20) trading days within any thirty (30) trading day period during the Earnout Period the daily volume-weighted average price of the Perfect Class A Ordinary Shares is greater than or equal to $13.00 (each, an “Sponsor Earnout Event”). In the event that, during the Earnout Period, there is a Change of Control (as defined in the Sponsor Letter Agreement) (or a definitive agreement providing for a Change of Control has been entered into prior to the expiration of the Earnout Period and such Change of Control is ultimately consummated) or any liquidation, bankruptcy or similar proceeding of Perfect, then any Sponsor Earnout Shares that have not been previously issued by Perfect (whether or not previously earned) will be deemed earned and will be issued by Perfect to Sponsor upon such event, unless in the case of a Change of Control, the value of the consideration to be received by the holders of Perfect Ordinary Shares in such transaction is less than the share price threshold applicable to the applicable Sponsor Earnout Event.

Pursuant to the Sponsor Letter Agreement, Sponsor also agreed not to transfer, during a period of twelve (12) months from and after the Closing Date, any Perfect Class A Ordinary Shares and Perfect Warrants held by it immediately after the First Merger Effective Time, any Perfect Class A Ordinary Shares acquired by Sponsor upon the exercise of such Perfect Warrants, or any Sponsor Earnout Shares issued pursuant to the Sponsor Letter Agreement subject to customary exceptions. The lock-up requirements will cease to apply after the later of (i) the date on which the daily volume-weighted average price of the Perfect Class A Ordinary Shares equals or exceeds $12.00 per share for any twenty (20) trading days within any consecutive thirty (30) trading day period after the Closing Date and (ii) the date that is one hundred and eighty (180) days after the Closing Date.

The foregoing description of the Sponsor Letter Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Letter Agreement, a copy of which is filed with this Current Report as Exhibit 10.2 and the terms of which are incorporated by reference herein.

Perfect Shareholder Voting Agreement

Concurrently with the execution of the Business Combination Agreement, Perfect, Provident and certain shareholders of Perfect (the “Perfect Voting Shareholders”) entered into a voting agreement (the “Perfect Shareholder Voting Agreement”), pursuant to which each Perfect Voting Shareholder agreed to, among other things, (i) attend any Perfect shareholder meeting to establish a quorum for the purpose of approving the Business Combination, and (ii) vote the Pre-Recapitalization Perfect Shares and any other Perfect securities acquired by such Perfect Voting Shareholder in favor of approving the transactions contemplated by the Business Combination Agreement.

The foregoing description of the Perfect Shareholder Voting Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Perfect Shareholder Voting Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Perfect Shareholder Lock-Up Agreement

At the Closing, Perfect, Provident and certain Perfect shareholders (the “Perfect Lock-Up Shareholders”) will enter into a Lock-Up Agreement (the “Perfect Shareholder Lock-Up Agreement”), pursuant to which each Perfect Lock-Up Shareholder will agree not to transfer (i) any Perfect Ordinary Shares held by such Perfect Lock-Up Shareholder immediately after the effective time of the Second Merger (the “Second Merger Effective Time”), (ii) any Perfect Ordinary Shares issuable upon the exercise of options or warrants to purchase Perfect Ordinary Shares held by such Perfect Lock-Up Shareholder immediately after the Second Merger Effective Time (along with such options or warrants themselves), (iii) any Perfect Ordinary Shares acquirable upon the conversion, exercise or exchange of any securities convertible into or exercisable or exchangeable for Perfect Ordinary Shares held by such Perfect Lock-Up Shareholder immediately after the Second Merger Effective Time (along with such securities themselves) and (iv) any Shareholder Earnout Shares to the extent issued pursuant to the Business Combination Agreement ((i) through (iv) collectively, the “Perfect Shareholder Locked-Up Shares”) during the applicable lock-up period, subject to customary exceptions. For each Perfect Lock-Up Shareholder who is not CyberLink International Technology Corp., DVDonet.com. Inc., Golden Edge Co., Ltd., World Speed Company Limited, Alice H. Chang, Louis Chen or Johnny Tseng, the applicable lock-up period will be six (6) months from and after the Closing Date. For each of Cyberlink International Technology Corp., Alice H. Chang, Louis Chen and Johnny Tseng, the applicable lock-up period will be twelve (12) months from and after the Closing Date.

The foregoing description of the Perfect Shareholder Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Perfect Shareholder Lock-Up Agreement, the form of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Registration Rights Agreement

At the Closing, Perfect, Sponsor and certain shareholders of Perfect will enter into a Registration Rights Agreement (the “Registration Rights Agreement”) containing customary registration rights for Sponsor and the shareholders of Perfect who are parties thereto.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, the form of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein.

The 5,000,000 Provident Class A Ordinary Shares to be offered and sold in connection with the PIPE Financing have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01 Regulation FD Disclosure.

On March 3, 2022, Provident and Perfect issued a joint press release announcing their entry into the Business Combination Agreement and the PIPE Subscription Agreements. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is an investor presentation that Provident and Perfect have prepared for use in connection with the PIPE Financing and the announcement of the Business Combination.

Furnished as Exhibit 99.3 hereto and incorporated into this Item 7.01 by reference is certain financial data of Perfect that Perfect prepared for use in connection with the PIPE Financing. Such financial data is prepared and presented in conformity with the Regulations Governing the Preparation of Financial Reports by Securities Issuers and IAS 34 “Interim Financial Reporting” endorsed and issued into effect by the R.O.C. Financial Supervisory Commission, which differ from the International Financial Reporting Standards and the U.S. Generally Accepted Accounting Principles in certain significant respects. This financial data has not been audited pursuant to the standards of the Public Company Accounting Oversight Board and does not comply with Regulation S-X promulgated under the Securities Act by the SEC. There is a possibility that the financial information of Perfect to be provided in future filings by Provident or Perfect will vary materially from the financial data presented in Exhibit 99.3. Accordingly, you should not place undue reliance upon the financial data.

The foregoing (including Exhibits 99.1, 99.2 and 99.3) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Provident and Perfect. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including the capability of Perfect’s technology and Perfect’s business plans are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward- looking statements. Although each of Provident and Perfect believes that it has a reasonable basis for each forward-looking statement contained in this Current Report, each of Provident and Perfect cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus relating to the proposed transaction, which is expected to be filed by Perfect with the SEC, and other documents filed by Perfect or Provident from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither Provident nor Perfect can assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Business Combination due to the failure to obtain approval from Provident’s shareholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the Business Combination, the amount of redemption requests made by Provident’s public shareholders, costs related to the transaction, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement to be filed by Perfect with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2020 of Provident and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither Provident nor Perfect presently knows or that Provident and Perfect currently believe are immaterial that could also cause actual results to differ from those contained in the forward looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Provident, Perfect, their respective directors, officers or employees or any other person that Provident and Perfect will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent the views of Provident and Perfect as of the date of this Current Report. Subsequent events and developments may cause those views to change. However, while Provident and Perfect may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Provident or Perfect as of any date subsequent to the date of this Current Report.

Additional Information and Where to Find It

Shareholders of Provident and other interested persons are encouraged to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement as well as other documents to be filed with the SEC because these documents will contain important information about Provident, Perfect and the proposed transaction. After the Registration Statement is declared effective, the definitive proxy statement/prospectus to be included in the Registration Statement will be mailed to shareholders of Provident as of a record date to be established for voting on the proposed transaction. Before making any voting or investment decision, investors and shareholders of Provident are urged to carefully read the entire Registration Statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Business Combination. The documents filed by Provident with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Provident and its directors and executive officers may be deemed participants in the solicitation of proxies from Provident’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Provident will be included in the proxy statement/prospectus for the Business Combination when available at www.sec.gov. Information about Provident’s directors and executive officers and their ownership of Provident’s shares is set forth in Provident’s Annual Report on Form 10-K for the year ended December 31, 2020. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the Business Combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Perfect and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Provident in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the Business Combination when available.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
2.1*	Business Combination Agreement
10.1	Form of PIPE Subscription Agreement
10.2	Sponsor Letter Agreement
10.3*	Form of Perfect Shareholder Voting Agreement
10.4*	Form of Perfect Shareholder Lock-Up Agreement
10.5*	Form of Registration Rights Agreement
99.1	Press Release, dated March 3, 2022
99.2	Investor Presentation
99.3	Financial Information of Perfect
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*            Certain of the appendices, annexes, exhibits and/or schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2022

PROVIDENT ACQUISITION CORP.

By:	/s/ Michael Aw
Michael Aw
Chief Executive Officer

[Signature Page to Form 8-K]